Summary Prospectus and
Prospectus Supplement

September 17, 2021

Morgan Stanley Institutional Fund Trust

Supplement dated September 17, 2021 to the Morgan Stanley Institutional Fund Trust
Summary Prospectuses and Prospectus dated January 29, 2021

Intermediate Municipal Income Portfolio
Municipal Income Portfolio (the "Funds")

The Board of Trustees of Morgan Stanley Institutional Fund Trust (the "Trust") approved a Plan of Liquidation with respect to each Fund, each a series of the Trust. Pursuant to the Plan of Liquidation, the assets of each Fund will be liquidated, known or reasonably ascertainable liabilities of the Fund will be satisfied, the remaining proceeds will be distributed to the Fund's shareholders and all of the issued and outstanding shares of the Fund will be redeemed (the "Liquidations"). The Liquidations are expected to occur on or about September 24, 2021 ("Liquidation Date"). Each Fund will suspend the offering of its shares to all investors at the close of business on or about September 17, 2021.

On the Liquidation Date, all references to "Intermediate Municipal Income Portfolio" and "Municipal Income Portfolio" and related disclosures in the Prospectus are hereby deleted.

Please retain this supplement for future reference.

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